UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 21, 2005
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51602 (Commission File Number)	23-2131580 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)		63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
Valley Forge Scientific Corp.
3600 Horizon Drive
King of Prussia, Pennsylvania 19406
(Former name and former address, if changed since last report)
                 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note
     On September 21, 2005, Synergetics, Inc. (“Synergetics”) and Valley Forge Scientific Corp. (“Valley Forge”) completed their merger pursuant to which Synergetics became a wholly-owned subsidiary of Valley Forge. On September 22, 2005, Valley Forge completed its reincorporation merger in Delaware with VFSC Delaware, Inc., a wholly-owned subsidiary of Valley Forge, and the combined company was simultaneously renamed Synergetics USA, Inc. (the “Company”).
     The Company reported, among other things, the completion of the merger and reincorporation merger on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 27, 2005. This Current Report on Form 8-K/A is filed as an amendment to the Company’s Current Report filed on September 27, 2005 to provide the financial statements and pro forma financial information required pursuant to Item 9.01(a) and (b) of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     The combination of Synergetics and Valley Forge was accounted for as a reverse merger, and as such, the financial information incorporated by reference in this Item 9.01(a) is the financial information of Synergetics as the accounting acquirer. The following audited consolidated financial statements of Synergetics and its subsidiaries are incorporated herein by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2005, filed with the Commission on October 31, 2005 (the “2005 Annual Report”):
(i)	Consolidated Balance Sheets as of July 31, 2005 and 2004;

(ii)	Consolidated Statements of Income for the years ended July 31, 2005, 2004 and 2003;

(iii)	Consolidated Statements of Stockholders’ Equity for the years ended July 31, 2005, 2004 and 2003; and

(iv)	Consolidated Statements of Cash Flows for the years ended July 31, 2005, 2004 and 2003.
     (b) Pro Forma Financial Information.
     The Unaudited Pro Forma Condensed Combined Balance Sheet and Unaudited Pro Forma Condensed Combined Statement of Income of Synergetics and Valley Forge is incorporated herein by reference from the Company’s 2005 Annual Report.
     (d) Exhibits.

Exhibit No.	Description

23.1	Consent of McGladrey & Pullen, LLP

23.2	Consent of MPP&W, P.C.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 7, 2005

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description

23.1	Consent of McGladrey & Pullen, LLP

23.2	Consent of MPP&W, P.C.

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